UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015 (February 20, 2015)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2015, DISH Network Corporation (“DISH Network”) issued a press release announcing the retirement of Mr. Joseph P. Clayton, President and Chief Executive Officer of DISH Network, effective March 31, 2015, and the appointment of Mr. Charles W. Ergen as President and Chief Executive Officer of DISH Network, effective March 31, 2015, succeeding Mr. Clayton.  Mr. Clayton will also retire from the Board of Directors of DISH Network (the “Board of Directors”) effective March 31, 2015.

Mr. Ergen, age 61, serves as DISH Network’s executive Chairman and has been Chairman of the Board of Directors since its formation.  During the past five years, Mr. Ergen has held various executive officer and director positions with DISH Network and its subsidiaries including the position of President and Chief Executive Officer from time to time.  During 1980, Mr. Ergen co-founded DISH Network with his future spouse, Cantey M. Ergen, and James DeFranco.  Mr. Ergen also serves as executive Chairman and Chairman of the Board of Directors of EchoStar Corporation (“EchoStar”) and served as Chief Executive Officer of EchoStar from its formation in October 2007 until November 2009.  Mr. Ergen also served as EchoStar’s President from June 2008 to November 2009.  Mrs. Ergen has served on the Board of Directors since 2001.

Please see “Certain Relationships and Related Party Transactions — Certain Related Party Transactions with Certain Members of Our Board of Directors” in our Proxy Statement for the 2014 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on September 19, 2014, for disclosure regarding certain transactions involving Mr. Ergen.

A copy of DISH Network’s press release relating to the retirement of Mr. Clayton and the appointment of Mr. Ergen is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of DISH Network or DISH DBS Corporation under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press Release “DISH Network President and CEO Joseph P. Clayton to Retire March 31, 2015” dated February 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION
DISH DBS CORPORATION

Date: February 23, 2015	By:	/s/R. Stanton Dodge
R. Stanton Dodge Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release “DISH Network President and CEO Joseph P. Clayton to Retire March 31, 2015” dated February 23, 2015